
Nevada County

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH SEPTEMBER 30, 2025

PLUMAS BANCORP

Forward Looking Statements Disclaimer

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government's debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.



Carson City

Overview

NASDAQ Symbol: PLBC

Total Assets: $2.2 billion

Headquartered: Reno, NV

Bank Branches: 19

Year Established: 1980


PLUMAS BANCORP
OREGON
KLAMATH FALLS
CALIFORNIA
NEVADA
CEDARVILLE
ALTURAS
FALL RIVER MILLS
REDDING
SUSANVILLE
ANDERSON
CHESTER
WESTWOOD
GREENVILLE
RED BLUFF
QUINCY
CHICO
PORTOLA
GRAEAGLE
LOYALTON
RENO
TRUCKEE
KINGS BEACH
TAHOE CITY
CARSON CITY
YUBA CITY
AUBURN
5
99
80
BRANCH
ATM ONLY
LOAN OFFICE

PLUMAS BANCORP

Plumas Bank Leadership

Business Model

Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.

Strengths include:

- Stable leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-interest income streams
- Capital management

Andrew Ryback



President & CEO
Years at Plumas Bank – 23

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 18

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 11

Matt Moseley



EVP Regional President
Years at Plumas Bank – 14*

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 7

Jack Prescott



EVP Chief Banking Officer
Years at Plumas Bank - 2

* Joined Plumas Bank as of July 1, 2025 with 14 years at Cornerstone

Acquisition of Cornerstone Community Bancorp & Bank

Improved NIM with payoffs and investment restructuring.

- Transferred $60 million in reciprocal deposits to repurchase agreements
- Paid off $38.5 million in brokered CDs
- Paid off $15 million FHLB borrowing



Redding (Hartnell) Branch

PLUMAS BANCORP

Transaction Results

	Announced as of 01/29/2025	Actual as of 09/30/2025
Earnback	2.78 years	2.97 years
TBVPS at Close	$ 26.66	$ 26.65
TBV Dilution	(13.37%)	(13.41%)
2025E EPS Accretion	8.76%	6.25%
2026E EPS Accretion	23.01%	20.15%

- Retention of Cornerstone employees exceeded initial expectations, providing succession opportunities and talent.
- Earnback and EPS were negatively impacted by the amount and amortization of fair value marks.



Middle Fork

The Big Picture



Frazier Creek

- Decrease of 4% in 2024 related to 2023 gain of $1.7 million on termination of interest rate swaps
- Net Interest Income increased by $3.9 million
- 2024 Net Interest Margin of 4.79% driven by elevated rates, investment restructuring related to sale leaseback, and low cost of funds

PLUMAS BANCORP


Net Income & Net Interest Margin
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Thousands
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$14,475
$21,009
$26,444
$29,776
$28,619
4.02%
3.63%
3.82%
4.71%
4.79%
2020
2021
2022
2023
2024
Net Income
Net Interest Margin


Washoe County

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate loan production in higher-rate environment.
- SBA production in 2023 & 2024 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP


Non-Interest Income
in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2020
2021
2022
2023
2024
$2,568
$2,323
$1,344
$841
$1,387
$3,279
$2,349
$1,008
$852
$1,228
$3,401
$2,464
$2,696
$893
$1,596
$3,419
$2,789
$234
$900
$1,707 *
$1,673
$3,130
$2,988
$37
$756
$1,869
Interchange Revenue
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Int Rate Swap Term*
Other income
*One-time gain in 1Q23 on interest rate swap termination.



Lassen Peak

- Equity and capital ratios were negatively impacted by the CECL day 1 provision on non-Purchased Credit Deteriorated loans acquired from Cornerstone and accelerated amortization of core deposit intangibles.

PLUMAS BANCORP

Capital Data & Ratios

Dollars in thousands (Except per share)	9/30/2025	9/30/2024	Change	% Change
Shareholders' equity	$ 245,950	$ 181,942	$ 64,008	35.18%
Tangible common equity	$ 210,036	$ 175,601	$ 34,435	19.61%
TBV per common share	$ 30.21	$ 29.78	$ 0.43	1.44%
TCE to total assets	9.4%	10.6%	(1.2%)	(11.32%)
CET1 Ratio	14.3%	16.9%	(2.6%)	(15.38%)
Tier 1 Leverage Ratio	10.6%	11.3%	(0.7%)	(6.19%)
Total Risk-Based Capital Ratio	15.5%	18.2%	(2.7%)	(14.84%)



Plumas County

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

Brokered deposits, acquired in the 3Q25 transaction with Cornerstone Community Bancorp, totaled $10 million at September 30, 2025.



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$974
$1,439
$1,458
$1,334
$1,371
$1,820
0.18%
0.13%
0.12%
0.55%
0.92%
1.35%
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Sept. 30, 2025
Total Deposits
Cost of Deposits



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
11%
4%
13%
24%
48%
4%
18%
25%
52%
4%
17%
27%
52%
5%
16%
27%
52%
7%
17%
24%
51%
12%
24%
17%
47%
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Sept. 30, 2025
Non-Interest Bearing
Savings
Money Market
Time
Interest Bearing Demand

Balances as of Sept. 30, 2025

Deposit Detail


Consumer vs Business Accounts
Balances as of Sept. 30, 2025
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
77%
23%
35%
65%
35%
65%
45%
55%
Savings
Money Market
DDA
Total
Business
Consumer


Rate by Product
Rates for three months ended Sept. 30, 2025
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.37%
2.22%
1.87%
1.56%
Savings
Money Market
Time
Total

Liquidity

- No deposit concentrations. Average deposit balance was approximately $38 thousand at 09/30/25.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $555 million cover 99% of uninsured, uncollateralized deposits.

Deposits
in millions


Uninsured but Collateralized 9%
Uninsured 31%
Insured 60%

Balances as of Sept. 30, 2025

Borrowings

Outstanding correspondent bank borrowings:
- $15 million
- Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
- Prepayable with no penalties
- Due January 25, 2035

Debentures:
- $12 million
  - $2 million subordinated note at 4.75% fixed to floating rate due Nov. 30, 2035
  - $10 million subordinated note at 4.75% fixed to floating rate due Nov. 30, 2030

Available borrowings:
- $272 million from FHLB
- $63 million from FRB Discount Window
- $70 million from correspondent banks



Mt. Shasta

Balances as of Sept. 30, 2025

Loan Trends and Current Composition



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.14%
5.41%
5.28%
5.89%
6.21%
6.24%
$709
$839
$912
$959
$1,015
$1,496
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Sept. 30, 2025
Total Loans
Yield

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.



Home Equity Lines 4%
RE/Construction 3%
Indirect Auto* 3%
RE/Residential 2%
CRE/Owner 28%
CRE/Multi Family 10%
Agricultural 10%
Commercial 11%
CRE/Investor 27%

Balances as of Sept. 30, 2025

Fixed vs Variable Rate Loans and Repricing Timeline

PLUMAS BANCORP


Fixed vs Variable Rate Loans
Prime 17%
Other 3%
Fixed 20%
5YT 60%

Loan Repricing Type	Balances at 9/30/2025	Weighted Average Rate at 9/30/2025
5YT	$ 915,323,766	5.7%
Fixed	$ 297,712,514	6.8%
Prime	$ 253,078,239	7.5%
Other	$ 46,924,843	6.5%
Total	$ 1,513,039,362	6.3%


Loan Portfolio by Repricing Frequency
Daily 11%
Qtrly 2%
Other 3%
Fixed 20%
5 Year 64%

Loan Repricing Frequency	Balances at 9/30/2025	Weighted Average Rate at 9/30/2025
5 Year	$ 968,015,280	5.7%
Fixed	$ 297,712,514	6.8%
Daily	$ 159,150,000	7.9%
Quarterly	$ 39,335,406	8.9%
Other	$ 48,826,163	6.6%
Total	$ 1,513,039,362	6.6%

Diversification of Commercial Real Estate Loans by Property Type



$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Multi Family*
Mixed Commercial Real Estate
Retail
Hospitality
Industrial
Investor Owned Office
Gas Stations
Other Special Purpose
Mini Storage Facilities
Owner Occupied Office
Residential
Medical Buildings
Senior Care Facility
Mixed Commercial & Residential
Restaurants
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2025

*MFR includes no rent control

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

32% - CA - Northern Sacramento Valley (light green)

21% - NV - Western (pale green)

16% - CA - Greater Sacramento (yellow)

9% - CA - Northern (dark green)

8% - CA - San Joaquin Valley (chartreuse green)

4% - CA - Central Coast (orange)

3% - CA - Bay Area (pink)

2% - CA - Southern (blue)

2% - CA - Central Sierra (tan) & Southern Border (magenta)

2% - OR

<1% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2025

Agricultural Loans

- Agricultural lending balances represented 10% of total loans as of 09/30/25.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice



Ag Lending Balances
Ag Equipment
5%
Ag Operating
25%
Ag Real Estate
70%

Balances as of Sept. 30, 2025

PLUMAS BANCORP

Government Guaranteed Loans

- The government guaranteed balance of loans in our loan portfolio represented approximately 7% of total loans as of 09/30/25.
- As rates rose beginning in 2022, variable rate SBA loan production declined. Plumas Bank began offering fixed rate SBA loans, the balances of which we retain rather than reselling the guaranteed portions in the secondary market.



$120
$100
$80
$60
$40
$20
$0
Millions
12/31/2023
$35
12/31/2024
$69
09/30/2025
$111
Government Guaranteed Lending Balances
Balances in millions

Classified Assets

Dollars in thousands	Non-Accrual		Substandard Accrual	
Ag & Ag Real Estate	$10,522	70%	$5,342	45%
SBA 7(a) loans, unguaranteed portions	$1,430	10%	$523	4%
HELOC	$1,073	7%	-	
Indirect Auto	$817	5%	-	
Owner-Occupied CRE	$396	3%	$2,850	24%
Real Estate	$257	2%	-	
Commercial	$228	1%	$113	1%
Investor-Owned CRE	$205	1%	$2,982	25%
Consumer	$12	<1%	-	
Other	$15	<1%	$14	<1%
Total	**$14,956**	**100%**	**$11,824**	**100%**

- Walnut pricing fell in 2022, resulting in about $10 million in substandard loans. One relationship representing 97% of this balance moved to non-accrual at the end of the second quarter. The $10 million represents approximately 38% of classified assets.

Balances as of Sept. 30, 2025



Modoc County

Financial Recap

PLUMAS BANCORP

Third Quarter 2025 Financial Highlights


Modoc County

Dollars in thousands (Except per share)		9/30/2025		9/30/2024		Change	% Change
Net Income	$	5,146	$	7,830	$	(2,684)	(34.3%)
Income Before Tax	$	6,915	$	10,683	$	(3,768)	(35.3%)
Net Interest Income	$	25,174	$	18,870	$	6,304	33.4%
Net Interest Margin		4.83%		4.83%		0%	0%
ROAA		0.90%		1.56%		(0.66%)	(42.3%)
ROAE		8.5%		13.4%		(4.9%)	(36.6%)
Diluted EPS	$	0.73	$	1.05	$	(0.32)	(30.5%)

PLUMAS BANCORP

2024 Financial Highlights



Dollars in thousands (Except per share)	12/31/2024	12/31/2023	Change	% Change
Assets	$ 1,623,326	$ 1,610,416	$ 12,910	0.80%
Deposits	$ 1,371,101	$ 1,333,655	$ 37,446	2.81%
Net Loans	$ 1,005,375	$ 948,604	$ 56,771	5.98%
Net Income	$ 28,619	$ 29,776	$ (1,157)	(3.89%)
Income Before Tax	$ 39,001	$ 40,211	$ (1,210)	(3.01%)
Net Interest Income	$ 73,691	$ 69,794	$ 3,897	5.58%
Net Interest Margin	4.79%	4.71%	0.08%	1.70%
ROAA	1.74%	1.88%	(0.14%)	(7.45%)
ROAE	17.2%	23.4%	(6.2%)	(26.5%)
Book Value per Share	$ 30.14	$ 25.09	$ 5.05	20.13%
Diluted EPS	$ 4.80	$ 5.02	$ (0.22)	(4.38%)

2024 Financial Highlights – Five Year



Lassen County

Dollars in thousands (Except per share)	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20	%
Assets	$ 1,623,326	$ 1,610,416	$1,621,044	$1,614,074	$1,111,576	46.0%
Deposits	$ 1,371,101	$ 1,333,655	$1,457,809	$1,438,999	$ 973,974	40.8%
Net Loans	$ 1,005,375	$ 958,564	$ 914,250	$ 869,864	$ 709,939	41.6%
Nonperforming assets/total assets	0.27%	0.33%	0.07%	0.33%	0.27%	0.0%
Net Income	$ 28,619	$ 29,776	$ 26,444	$ 21,009	$ 14,475	97.7%
Net Interest Margin	4.79%	4.71%	3.82%	3.63%	4.02%	19.2%
Efficiency ratio	51.3%	46.6%	46.9%	46.8%	50.6%	1.4%
ROAA	1.74%	1.88%	1.61%	1.52%	1.43%	21.7%
ROAE	17.2%	23.4%	21.9%	17.8%	15.5%	11.0%
Book Value per Share	$ 30.14	$ 25.09	$ 20.34	$ 23.05	$ 19.33	55.9%
Diluted EPS	$ 4.80	$ 5.02	$ 4.47	$ 3.76	$ 2.77	73.3%



Lassen County

Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
July '25
Acquired Cornerstone
Community Bank, 4 branches
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
Dec '15
Opened
Reno Branch
April '23
Opened Chico Branch
July '21
Acquired Bank
of Feather
River
Redding
Chico
Yuba City
Sacramento
Branch
Loan Production Office

PLUMAS BANCORP



Washoe County

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

- Top 10 – Recognizing the top 10% of Community Banks 2015-2024
  (community banks with assets between $1 billion and $5 billion)
  By Stifel (previously by CB Resource, Inc.)

- 'Super Premier' Performing Bank 2015-2024
  (based on criteria such as capital adequacy, asset structure, growth, and more)
  By The Findley Reports

- Bankers Cup – Recognizing the top 10% of Community Banks 2017-2024
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- Bison Select Financial Institution 2018 – 2025
  (publicly traded banks without formal sell-side coverage at inclusion)
  By D.A. Davidson

- Annual Bank Honor Roll 2022-2024
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.

- Top Performing Community Banks 2023-2024
  (publicly traded with assets under $2 billion)
  By American Banker

- Best Performing Community Banks 2023
  (KBRA Analytics rating of C or higher)
  By Independent Community Bankers of America

PLUMAS BANCORP